                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 ____________


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  December 11, 1997


            California Infrastructure and Economic Development Bank
                          Special Purpose Trust SCE-1
                  Rate Reduction Certificates, Series 1997-1


                                SCE Funding LLC
                   ----------------------------------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


     Delaware                         333-30785                95-4640661
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(STATE OR OTHER                 COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
JURISDICTION OF                                             IDENTIFICATION
INCORPORATION)                                                   NUMBER)

2244 Walnut Grove Avenue, Room 180, Rosemead, CA                       91770
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       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                       (ZIP CODE)

     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (626) 302-1850
                                                        -----------------------


                        _______________________________

         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                        Exhibit Index Located on Page 2
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Items 1 through 6 and 8 are not included because they are not applicable.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

          (a)   Not applicable

          (b)   Not applicable

          (c)   Exhibits
                                                                      Sequential
                                                                        Numbered
Exhibit                                                                  Exhibit
Number                                                                      Page
------                                                                      ----

    1.1   Underwriting Agreement

    4.1   Note Indenture (Exhibits A-1, A-2, B and C to the Note
          Indenture are incorporated by reference to Exhibits 10.1, 10.2, 4.2 and 4.3 hereof, respectively)

    4.2 Series Supplement (Exhibit A to the Series Supplement is incorporated by reference to Exhibit 4.3 hereof)

    4.3   Note

    4.4   Amended and Restated Declaration and Agreement of Trust

    4.5   First Supplemental Agreement of Trust

    4.6   Rate Reduction Certificate

   10.1   Transition Property Purchase and Sale Agreement

   10.2   Transition Property Servicing Agreement

   10.3   Note Purchase Agreement

   10.4   Fee and Indemnity Agreement

   99.1   Issuance Advice Letter

                                       2
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       SCE FUNDING LLC



                                       By:  /s/ Theodore F. Craver, Jr.
                                       -------------------------------------
                                       Theodore F. Craver, Jr.
                                       President


Dated:  December 11, 1997

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